SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                          WINTON FINANCIAL CORPORATION
              ---------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

         1)    Title of each class of securities to which transaction applies:
               ---------------------------------------------------------------
         2)    Aggregate number of securities to which transaction applies:
               ---------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               ---------------------------------------------------------------
         4)    Proposed maximum aggregate value of transaction:
               ---------------------------------------------------------------
         5)    Total fee paid:
               ---------------------------------------------------------------

[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:
               --------------------------------------
         2)    Form, Schedule or Registration Statement No.:
               --------------------------------------
         3)    Filing Party:
               --------------------------------------
         4)    Date Filed:

                          WINTON FINANCIAL CORPORATION
                                5511 Cheviot Road
                             Cincinnati, Ohio 45247
                                 (513) 385-3880

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 2003 Annual Meeting of Shareholders of Winton Financial Corporation ("WFC") will be held at Dante's Restaurant, 5510 Rybolt Road, Cincinnati, Ohio, on January 24, 2003, at 10:00 a.m., Eastern Standard Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          1. To reelect four directors of WFC for terms expiring at the annual meeting of shareholders in 2005;

          2.   To adopt the WFC 2003 Stock Option and Incentive Plan;

          3. To adopt an Amended and Restated Code of Regulations that amends the existing Code of Regulations (the "Current Regulations") of WFC to (i) restrict the removal of directors; (ii) expand the indemnification of directors and officers; and (iii) make technical changes to the Current Regulations and remove obsolete provisions;

          4. To consider and vote upon the ratification of the selection of Grant Thornton LLP as the auditors of WFC for the current fiscal year; and

          5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of WFC of record at the close of business on December 6, 2002, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof.

         Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                           By Order of the Board of Directors


                                           /s/Robert L. Bollin

Cincinnati, Ohio                           Robert L. Bollin
December 16, 2002                          President

                          WINTON FINANCIAL CORPORATION
                                5511 Cheviot Road
                             Cincinnati, Ohio 45247
                                 (513) 385-3880

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of Winton Financial Corporation, an Ohio corporation ("WFC"), for use at the 2003 Annual Meeting of Shareholders of WFC to be held at Dante's Restaurant, 5510 Rybolt Road, Cincinnati, Ohio, on January 24, 2003, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder before exercise by executing a later-dated Proxy or by giving notice of revocation to WFC in writing or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified on the Proxy or, in the absence of specific instructions on the Proxy, will be voted:

          FOR the reelection of Robert L. Bollin, William J. Parchman, Henry L. Schulhoff and Thomas H. Humes as directors of WFC for terms expiring at the annual meeting of shareholders in 2005 and until their respective successors are elected and qualified or until their earlier resignation, removal from office or death;

          FOR the adoption of the WFC 2003 Stock Option and Incentive Plan (the "2003 Option Plan"), a copy of which is attached to this Proxy Statement as Exhibit A;

          FOR the adoption of the Amended and Restated Code of Regulations of WFC (the "New Regulations"), a copy of which is attached to this Proxy Statement as Exhibit B, in their entirety. In connection with the vote upon the adoption of the New Regulations, each properly executed Proxy received before the Annual Meeting and not revoked will be voted as specified on the Proxy, or, in the absence of specific voting instructions on the Proxy, will be voted:

               FOR the adoption of provisions in the New Regulations to reflect current Ohio law which only permits the removal for cause of directors from a classified Board of Directors;

               FOR the adoption of provisions in the New Regulations expanding the indemnification of directors and officers; and

               FOR the adoption of technical changes to the existing Code of Regulations (the "Current Regulations"), including to conform the Current Regulations to Ohio law by providing that meetings may be held by communications equipment and by allowing the use of electronic proxies, and the removal of obsolete provisions.

          FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of WFC for the current fiscal year.

None of the proposals described above related to the New Regulations will be adopted unless each of the proposals is approved by the required vote of the shareholders. See the section of this Proxy Statement entitled "VOTES REQUIRED."

         Proxies may be solicited by the directors, officers and other employees of WFC and The Winton Savings and Loan Co., the wholly-owned subsidiary of WFC ("Winton"), in person or by telephone, telegraph, telecopy or mail. WFC may reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners. The cost of soliciting proxies will be borne by WFC.

         Only shareholders of record as of the close of business on December 6, 2002 (the "Voting Record Date"), are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each WFC common share owned. As of the Voting Record Date, there were 4,469,554 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of WFC on or about December 30, 2002. WFC may deliver to shareholders who share an address one copy of this Proxy Statement and the 2002 Annual Report to Shareholders. WFC will deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement to a shareholder at a shared address to which a single copy was delivered.


                                 VOTES REQUIRED

         Under Ohio law and the Current Regulations, the following matters must receive the corresponding vote to adopt the following proposals:

                            Proposal                                        Required Vote
                            --------                                        -------------
         1)     Election of directors                         The four nominees receiving the greatest
                                                              number of votes will be elected to the Board
                                                              of Directors.

         2)     Adoption of the 2003 Option Plan              The affirmative vote of the holders of at
                                                              least a majority of the outstanding shares.

         3)     Adoption of each of the four proposals        The affirmative vote of the holders of at
                related to the New Regulations                least a majority of the outstanding shares.

         4)     Ratification of the selection of Grant        The affirmative vote of the holders of at
                Thornton as auditors                          least a majority of the outstanding shares.


         In compliance with the position of the Securities and Exchange Commission on the adoption of the New Regulations, WFC is asking shareholders to vote separately on three types of amendments to the New Regulations. In addition to a vote on the adoption of the New Regulations, therefore, shareholders will have an opportunity to vote separately on each of the three proposals described below related to the New Regulations. However, none of the proposals related to the New Regulations will be adopted unless all of the proposals receive the required vote for adoption. For example, if only two of the proposals related to the New Regulations are approved by the affirmative vote of a majority of the outstanding shares, then none of the proposals will be adopted. Even the first proposal related to the New Regulations, which is to adopt the New Regulations in their entirety, will not be adopted unless all four proposals are approved by the affirmative vote of a majority of the outstanding shares.

         Broker/dealers who hold outstanding shares of WFC in street name for their customers may, under applicable rules of the exchange and other self-regulatory organizations of which the broker/dealers are members, sign and submit Proxies for such outstanding shares and may vote such shares on some matters, but broker/dealers may not vote such shares on other matters without specific instructions from the customer. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such Proxies count toward the establishment of a quorum.

         The effect of an abstention or a non-vote on proposals 2, 3 and 4 above will be the same as a vote against the adoption of such proposals.


                         OWNERSHIP OF WFC COMMON SHARES

         The following table sets forth certain information with respect to the only person, other than directors and executive officers of WFC, known by WFC to own beneficially more than five percent of the WFC common shares as of December 6, 2002:

                                                      Amount and Nature              Percentage of Common
Name and Address                                  of Beneficial Ownership            Shares Outstanding (1)
----------------                                  -----------------------          ------------------------
Daniel P. Randolph                                       239,608 (2)                        5.36%
Suite 700
105 East Fourth Street
Cincinnati, Ohio 45202

The Winton Savings and Loan Co.                          336,926 (3)                        7.54
5511 Cheviot Road
Cincinnati, Ohio  45247

---------------------------

(1)  Assumes a total of 4,469,554 WFC common shares outstanding.

(2) Based on a Schedule 13G filed with the Securities and Exchange Commission (the "Commission") by Daniel P. Randolph. Includes 42,144 shares held by Daniel P. Randolph in an individual retirement account; 178,164 shares owned as trustee under a trust for the benefit of R. Irene Randolph; 10,800 shares owned as trustee under a trust for the benefit of Ronald I. Oldiges; and 8,500 shares owned as trustee under a trust for the benefit of Charles Randolph.

(3) All of the shares are held by Winton as Trustee for The Winton Savings and Loan Co. 401(k) Profit Sharing Plan (the "401(k)"). Pursuant to the 401(k), Winton, as Trustee, has shared investment power with respect to shares held in ESOP Transfer Accounts. The ESOP Transfer Accounts were created when The Winton Financial Corporation Employee Stock Ownership Plan (the "ESOP") was terminated and then merged into the 401(k).

         The following table sets forth certain information with respect to the number of WFC common shares beneficially owned by each director of WFC and by all directors and executive officers of WFC as a group as of December 6, 2002:

                                                    Amount and Nature of                           Percentage of Common
Name and Address (1)                                Beneficial Ownership                           Shares Outstanding (2)
--------------------                               ----------------------                          ----------------------

                                      Sole Voting and/or           Shared Voting and/or
                                       Investment Power              Investment Power
                                      ------------------          ---------------------
Robert L. Bollin                            213,370 (3)                    51,013                             5.75%
Robert E. Hoeweler                           67,500 (4)                   131,200                             4.38
Thomas H. Humes                              27,500 (4)                     2,000                              .66
Timothy M. Mooney                            28,500 (5)                         0                              .63
William J. Parchman                         143,060 (6)                    14,095                             3.49
Henry L. Schulhoff                          240,460 (7)                    31,800 (8)                         6.00
J. Clay Stinnett                             28,500 (5)                         0                              .63
All directors and executive
officers of WFC as a group (11
persons)                                  1,007,340 (9)                   260,210                            25.27

--------------------------

(1) Each of the persons listed in this table may be contacted at the address of WFC, 5511 Cheviot Road, Cincinnati, Ohio 45247.

(2) For each person, assumes a total of 4,469,554 WFC common shares outstanding, plus the number of WFC shares such person may acquire pursuant to the Winton Financial Corporation Stock Option and Incentive Plan, as amended (the "1988 Option Plan"), and the Winton Financial Corporation 1999 Stock Option and Incentive Plan (the "1999 Option Plan").

(3)  Includes 128,000 shares that may be acquired upon the exercise of options.

(4) Consists solely of shares that may be acquired upon the exercise of options.

(5)  Includes 27,500 shares that may be acquired upon the exercise of options.

(6)  Includes 32,500 shares that may be acquired upon the exercise of options.

(7)  Includes 65,460 shares that may be acquired upon the exercise of options.

(8) Includes 17,600 shares owned by the Cathleen Schulhoff Trust, the trustee of which is Mr. Schulhoff's spouse, and as to which Mr. Schulhoff disclaims beneficial ownership.

(9)  Includes 545,960 shares that may be acquired upon the exercise of options.


                     PROPOSAL ONE - REELECTION OF DIRECTORS

         The Current Regulations provide for a Board of Directors consisting of seven persons, divided into two classes, one of which consists of three directors and the other of which consists of four directors. Each class serves for a two-year period. Each of the directors of WFC is also a director of Winton.

         Nominees for election as directors are designated by the directors. In accordance with Section 2.03 of the Current Regulations, nominees for election as directors may also be proposed by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of WFC by the later of the February 1st immediately preceding the next annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent meeting of shareholders held to elect of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of WFC shares owned either beneficially or of record by each such nominee and the length of time such WFC shares have been so owned.

         The Board of Directors proposes the reelection of the following directors to terms which expire at the annual meeting of shareholders in 2005 and until their respective successors are elected or until their earlier resignation, removal from office or death:


                                        Age                  Position(s) Held                      Director Since
                                        ---                  ----------------                      --------------
Robert L. Bollin (1)                     50               Director and President                        1989
William J. Parchman                      83         Director and Chairman of the Board                  1989
Henry L. Schulhoff                       58                      Director                               1989
Thomas H. Humes                          53                      Director                               1996

--------------------------

(1) Robert L. Bollin, a director and the President of WFC, is the brother of Gregory J. Bollin, a Vice President of WFC.


         If any nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board of Directors recommends. As of the date of this proxy statement, the Board of Directors knows of no reason why any nominee would be unable to serve if elected.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:


Name                                      Age           Position(s) Held           Director Since          Term Expires
----                                      ---           ----------------           --------------          ------------
Robert E. Hoeweler                         55               Director                    1989                   2004
Timothy M. Mooney                          55               Director                    1996                   2004
J. Clay Stinnett                           51               Director                    1996                   2004


     Robert L. Bollin has served since 1988 as the President and a director of Winton and since 1989 as the President and a director of WFC.

     William J. Parchman has served since 1947 as a director of Winton and since 1996 as Chairman of the Board. Prior to his retirement, Mr. Parchman was the President of Parchman & Oyler Company Realtors.

     Henry L. Schulhoff has served since 1976 as the President of Schulhoff and Company, Inc., a local investment counseling firm.

     Thomas H. Humes has served since 1978 as President of Great Traditions Land and Development Co., a real estate and land development company in Cincinnati.

     Robert E. Hoeweler, a certified public accountant, has served since 1990 as the President of the Hoeweler Group, a group of family-owned companies which includes Aluminum Extruded Shapes, Inc.

     Timothy M. Mooney has served since 1996 as Executive Vice President and Chief Financial Officer of Kendle International Inc., a clinical research organization in Cincinnati.

     J. Clay Stinnett has served since 1993 as President and a director of J.R. Concepts, Inc., a direct mail advertising company in Cincinnati.

Meetings of Directors

         The Board of Directors of WFC met 12 times for regularly scheduled meetings during the fiscal year ended September 30, 2002. Each director attended at least 75% of such meetings.

         The Board of Directors of Winton met 12 times for regularly scheduled and special meetings during the fiscal year ended September 30, 2002. Each director attended at least 75% of such meetings.

Committees of Directors

         The only committee of WFC is the Audit Committee. The members of WFC's Audit Committee are Thomas H. Humes, Timothy M. Mooney and J. Clay Stinnett. The function of the Audit Committee is to communicate with WFC's outside auditors and to recommend to the Board of Directors a firm of accountants to serve as independent auditors for WFC. See "Audit Committee Report." The Audit Committee met five times during the fiscal year ended September 30, 2002.

         The Board of Directors does not have a nominating committee. Nominations for election of members of the Board of Directors are made by the entire Board of Directors. See "Election of Directors."

         The committees of the Board of Directors of Winton include an Executive Committee, a Loan Committee, a Compensation Committee and a Stock Option Committee.

         The members of the Winton Executive Committee are Robert L. Bollin, Robert E. Hoeweler, William J. Parchman and Henry L. Schulhoff. The function of the Executive Committee is to examine, together with management, levels and methods of investment, to review and evaluate alternative and additional investment programs and to consider and establish interest rates on the various forms of savings deposits and mortgage loans and exercise the authority of the Board of Directors when the Board is not in session, subject to certain limitations. The Executive Committee met 36 times during the fiscal year ended September 30, 2002.

         Winton's Loan Committee is comprised of William J. Parchman, Henry L. Schulhoff and Robert L. Bollin. The function of the Loan Committee is to approve loan applications. The Loan Committee met 28 times during the fiscal year ended September 30, 2002.

         Winton's Compensation Committee consists of Thomas H. Humes, Timothy M. Mooney and J. Clay Stinnett. The function of the Compensation Committee is to confer with management and make recommendations to the Board of Directors regarding the compensation of Winton's executive officers and employees. The Compensation Committee met four times during the fiscal year ended September 30, 2002.

         The Winton Stock Option Committee is responsible for administering the stock option plans, including interpreting the 1988 Option Plan and the 1999 Option Plan and awarding options pursuant to the terms of the 1999 Stock Option Plan. The Winton Stock Option Committee did not meet during the fiscal year ended September 30, 2002. The current members of the Stock Option Committee are Thomas H. Humes, Timothy M. Mooney and J. Clay Stinnett.

Director Compensation

         WFC does not pay directors fees. Each director of Winton receives an annual fee of $13,200 for meetings of the Board of Directors and an additional $200 for each Winton Board of Directors' committee meeting attended.

                       EXECUTIVE OFFICERS AND COMPENSATION

         The following table sets forth certain information with respect to the current executive officers of WFC, other than those who are also directors:

Name                                          Age                 Position(s) Held
Gregory J. Bollin                              48                 Vice President
Jill M. Burke                                  40                 Chief Financial Officer
Mary Ellen Lovett                              64                 Vice President
Gregory P. Niesen                              36                 Treasurer and Secretary

     Gregory J. Bollin is a Vice President of WFC, a position he has held since January 1994. Mr. Bollin also serves as Executive Vice President of Winton, a position he has held since January 1993. Mr. Bollin is the brother of Robert L. Bollin.

     Jill M. Burke is the Chief Financial Officer of WFC and Winton, positions she has held since 1989.

     Gregory P. Niesen has served as Treasurer of WFC since February 2000 and as Secretary of WFC since October 2000. Prior to his employment by WFC, Mr. Niesen served as the Treasurer/Chief Financial Officer of Glenway Financial Corporation and as the Senior Vice President/Chief Financial Officer of Centennial Savings Bank for four years.

     Mary Ellen Lovett is a Vice President of WFC, a position she has held since January 1994. Ms. Lovett also serves as Senior Vice President of Winton, a position she has held since January 1993.

Executive Compensation

         WFC does not pay any compensation to its executive officers. Executive officers of Winton are compensated by Winton for services rendered to Winton. Except for the President, the Executive Vice President and the Chief Financial Officer of Winton (the "Named Executive Officers"), no director or executive officer of WFC received more than $100,000 in salary and bonus payments from Winton during the year ended September 30, 2002.

         The following table sets forth certain information with respect to compensation earned by the Named Executive Officers:

                                                 Summary Compensation Table

--------------------------------------------------------------------------------------------------------------------
                                                                                 Long Term
                                                    Annual Compensation     Compensation Awards
                                                    -------------------     --------------------
                                                                                 Securities          All Other
                                                                                 Underlying        Compensation
  Name and Principal Position         Year        Salary($)     Bonus($)        Options (#)           ($)(1)
------------------------------       -----        ---------     --------        -----------        --------------
  Robert L. Bollin,                   2002         $201,278      $77,000                    0        $8,947 (2)
    President                         2001          189,526       17,000               12,500         7,470 (2)
                                      2000          182,538       17,000               12,500         6,634 (2)


  Gregory J. Bollin,                  2002         $142,746      $49,000                    0        $6,780 (3)
    Executive Vice                    2001          135,622       14,000                7,500         5,656 (3)
    President                         2000          131,892       14,000                7,500         6,072 (3)


  Jill M. Burke,                      2002          $96,000      $40,000                    0        $5,856 (4)
    Chief Financial Officer           2001           89,961       15,000                7,500         3,825 (4)
                                      2000           84,500       15,000                7,500         4,353 (4)

---------------------------

(1) On February 28, 2002, the ESOP was terminated and then merged into the 401(k). Prior to the termination, contributions were made to the ESOP for the benefit of participants.

(2) Consists of cash or stock contributions to the ESOP or the reallocation of forfeited WFC shares in the ESOP of $4,788, $4,871 and $4,153 allocated to Mr. Robert L. Bollin's account and $6,089, $2,599 and $2,481 in matching and profit sharing contributions to the 401(k) Plan for Mr. Robert L. Bollin's account for the years ended September 30, 2002, 2001 and 2000, respectively.

(3) Consists of cash or stock contributions to the ESOP or the reallocation of forfeited WFC shares in the ESOP of $4,788, $4,157 and $4,153 allocated to Mr. Gregory J. Bollin's account and $3,772, $1,499 and $1,919 in matching and profit sharing contributions to the 401(k) Plan for Mr. Gregory J. Bollin's account for the years ended September 30, 2002, 2001 and 2000, respectively.

(4) Consists of cash or stock contributions to the ESOP or the reallocation of forfeited WFC shares in the ESOP of $3,681, $2,475 and $2,724 allocated to Ms. Burke's account and $3,435, $1,350 and $1,629 in matching and profit sharing contributions to the 401(k) Plan for Ms. Burke's account for the years ended September 30, 2002, 2001 and 2000, respectively.

         The following table sets forth information regarding the number and value of unexercised options granted pursuant to the 1988 Option Plan and the 1999 Option Plan held by the Named Executive Officers. No SARs have been granted under either the 1988 Option Plan or the 1999 Option Plan.

                                        Aggregate Option/SAR Exercises in Last Fiscal Year  and 9/30/02 Option Values
                                     ------------------------------------------------------------------------------------
                                                                                                        Value of
                                                                          Number of Securities    Unexercised In-the-
                                                                         Underlying Unexercised      Money Options
                                                                         Options at 9/30/02(#)     at 9/30/02($)(1)
                                                                         ---------------------    ------------------

                                Shares Acquired           Value               Exercisable/             Exercisable/
Name                            on Exercise(#)        Realized ($)           Unexercisable            Unexercisable
----                        --  ----------------      ------------           -------------            -------------
Robert L. Bollin                      -0-                  N/A                  128,000/0                $365,135/0
Gregory J. Bollin                     -0-                  N/A                   73,000/0                 199,125/0
Jill M. Burke                         -0-                  N/A                   51,000/0                 119,125/0

-----------------------

(1) An option is "in-the-money" if the fair value of the underlying stock exceeds the exercise price of the option. The figure represents the value of such unexercised options, determined by multiplying the number of unexercised options by the difference between the exercise price of such options and the $9.75 closing bid price for the WFC shares reported by the American Stock Exchange ("AMEX"), on September 30, 2002.


Employment Agreements

         Effective July 1, 2002, WFC and Winton entered into employment agreements with Robert L. Bollin, President of WFC and Winton, Gregory J. Bollin, Vice President of WFC and Executive Vice President of Winton, and Jill
M. Burke, Chief Financial Officer of WFC and Winton, each of which will expire on July 1, 2005. Each employment agreement has a term of three years and provides for an annual salary of not less than $221,500 for Robert L. Bollin, $157,500 for Gregory J. Bollin and $113,000 for Jill M. Burke and an annual salary and performance review by the Boards of Directors. The employment agreements require the inclusion of Robert L. Bollin, Gregory J. Bollin and Jill
M. Burke in any formally established employee benefit, bonus, pension and profit sharing plans for which senior management personnel are eligible and also provide for vacation and sick leave.

         WFC and Winton may terminate the employment agreements at any time. If the employment of any of Robert L. Bollin, Gregory J. Bollin or Jill M. Burke is terminated during the three-year term of their agreements for any reason other than "just cause" or a "change of control" of WFC or Winton (as defined in the agreements), he or she will be entitled to receive his or her annual compensation for the remainder of the three-year term of the agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the expiration of the term of the employment agreement or the date on which the employee becomes employed full-time by another employer.

        If WFC or Winton terminates the employment of Robert L. Bollin, Gregory
J. Bollin or Jill M. Burke, or if their positions or responsibilities are substantially changed, in connection with or within one year of a change of control of WFC or Winton, he or she will be entitled to receive an amount equal to three times his or her then current annual compensation, subject to reduction to the extent necessary to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), regulations of the Internal Revenue Service and regulations of the Office of Thrift Supervision ("OTS"). He or she will also be entitled to continued benefits under all benefit plans until the earliest to occur of the expiration of the term of the employment agreement or the date on which the employee becomes employed full-time by another employer. Assuming employment termination in connection with such a change of control, the maximum payment to Robert L. Bollin, Gregory J. Bollin and Jill M. Burke would be $664,500, $472,500 and $339,000, respectively.

Compensation Committee Report

         As a unitary savings and loan holding company, the business of WFC consists principally of holding the stock of Winton. The functions of the executive officers of WFC, who are also the executive officers of Winton, pertain primarily to the operations of Winton. The executive officers receive their compensation, therefore, from Winton, rather than from WFC. The Compensation Committee of Winton has furnished the following report concerning executive compensation:

                      Process for Determining Compensation

         WFC has not paid any cash compensation to its executive officers since its formation. All executive officers of WFC also currently hold positions with Winton and receive cash compensation from Winton. Decisions on cash compensation of Winton's executives are made by the three-member Compensation Committee of Winton's Board of Directors.

         The Compensation Committee reviews the compensation levels of the executive officers, including the CEO, each year. The Compensation Committee utilizes independent surveys of compensation of officers in the thrift industry, taking into account comparable asset bases and geographic locations. The Compensation Committee also assesses each particular executive officer's contribution to WFC and Winton, the skills and experiences required by his/her position and the potential of the executive officer. Based on the foregoing factors, recommendations are made by the Compensation Committee to the Board of Directors of Winton. Such recommendations are reviewed by the Board of Directors of Winton, except that directors who are also executive officers do not participate in deliberations regarding their own respective compensation.

            Compensation Policies toward Executive Officers Generally

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that will attract and retain qualified executives and will reward individual performance, initiative and achievement, while enhancing overall corporate performance and shareholder value. The cash compensation program for executive officers consists of the following three elements: a base salary component, a discretionary cash bonus, and an incentive component payable under an incentive plan (the "Incentive Plan").

         The objectives of the discretionary cash bonuses are to motivate and reward the executive officers based on each individual's contribution to the total performance of Winton and WFC and to reinforce a strong performance orientation.

         The objectives of the Incentive Plan are to motivate and reward the executive officers in connection with the accomplishment of annual objectives of Winton and WFC, to reinforce a strong performance orientation with differentiation and variability in individual awards based on contribution to annual and long range business results and to provide a competitive compensation package which will attract, reward and retain individuals of the highest quality. For the President and the Executive Vice President of Winton and WFC, incentive awards are determined as a percentage of gross income, which percentage is calculated utilizing a corporate goal factor and a performance factor. The corporate goal factor is based upon WFC's achievement of certain levels of earnings and a predetermined return on equity. The performance factor is based upon the particular executive officer's performance during the preceding year.

                       Determination of CEO's Compensation

         The Compensation Committee based the compensation of Mr. Robert L. Bollin in 2002 on the policies described above for executive officers. The corporate profitability measurements considered were return on equity, net income, earnings per WFC common share and return on assets. Additional corporate goals considered were merger and acquisition activities, continued updating and implementation of Winton's strategic plan and subsidiary oversight and progress. The Compensation Committee believes that the level of compensation paid to Mr. Robert L. Bollin in 2002 was fair and reasonable when compared with compensation levels in the thrift industry reported in various independent surveys. The compensation earned by Mr. Robert L. Bollin in 2002 reflects the significant management and leadership responsibilities required of him and the effective manner in which those responsibilities were fulfilled.

Submitted by the Compensation Committee of Winton's Board of Directors

Thomas H. Humes
Timothy M. Mooney
J. Clay Stinnett

Compensation Committee Interlocks

         During fiscal 2002, no member of the Compensation Committee was a current or former executive officer or employee of WFC or Winton or had a reportable business relationship with WFC or Winton.

Performance Graph

         The following graph compares the cumulative total return on WFC's shares for the fiscal year ended September 30, 2002, with the cumulative total return of the SNL Thrift Index, which is an index of thrifts whose shares are traded on The New York Stock Exchange, AMEX or The Nasdaq Stock Market and the cumulative total return of the Standard and Poor's 500 for the same period.











           [Total performance graph plotting points set forth below]










Index                                  09/30/1997  09/30/1998  09/30/1999  09/29/2000  09/28/2001  09/30/2002
--------------------------------------------------------------------------------------------------------------
Winton Financial Corp.                     100.00      139.57      178.27      116.49      117.41      130.30
SNL Thrift Index                           100.00       88.31       82.60       97.39      129.34      133.46
S&P 500 Index                              100.00      107.36      135.41      151.65      109.81       86.07

                        CERTAIN TRANSACTIONS WITH WINTON

         Some of the directors and officers of WFC and Winton were customers of and had transactions with Winton in the ordinary course of Winton's business during the two years ended September 30, 2002. All loans and commitments to loan included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of WFC, do not involve more than the normal risk of collectibility or present other unfavorable features.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires WFC's officers and directors and persons who own 10% or more of the shares of WFC to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Officers, directors and 10% or greater shareholders are required by the Commission's regulations to furnish WFC with copies of all Forms 3, 4 and 5 they file.

         Based on WFC's review of the copies of such forms it has received, WFC believes that all of its officers, directors and 10% or greater shareholders complied with all filing requirements applicable to them with respect to transactions during 2002, except Mary Ellen Lovett, a Vice President of WFC who filed one late Form 4 reporting one transaction.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of WFC is comprised of three directors, all of whom are considered "independent" under Section 121(A) of AMEX's listing standards. The Audit Committee is responsible for overseeing WFC's accounting functions and controls, as well as recommending to the Board of Directors an independent accounting firm to audit WFC's financial statements. The Audit Committee has adopted a revised written charter to set forth its responsibilities, a copy of which is attached as Exhibit C (the "Charter").

         As required by the Charter, the Audit Committee received and reviewed the report of Grant Thornton regarding the results of its audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of WFC. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from WFC, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

o Grant Thornton's responsibilities in accordance with generally accepted auditing standards
o The initial selection of, and whether there were any changes in, significant accounting policies or their application
o    Management's judgments and accounting estimates
o    Whether there were any significant audit adjustments
o    Whether there were any disagreements with management
o    Whether there was any consultation with other accountants
o Whether there were any major issues discussed with management prior to Grant Thornton's retention
o    Whether Grant Thornton encountered any difficulties in performing the audit
o    Grant Thornton's judgments about the quality of WFC's accounting principles
o Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2002, to be filed with the Commission.

Submitted by the Audit Committee of WFC's Board of Directors

Thomas H. Humes
Timothy M. Mooney
J. Clay Stinnett

Audit Fees

         During the fiscal year ended September 30, 2002, Grant Thornton billed WFC $56,075 in fees for professional services in connection with the audit of WFC's annual financial statements and the review of financial statements included in WFC's Forms 10-Q.

Financial Information Systems Design and Implementation Fees

         During the 2002 fiscal year, WFC did not incur fees for professional accounting services to design, implement or manage hardware or software that collects or generates information significant to WFC's financial statements.

All Other Fees

         During fiscal year 2002, Grant Thornton billed WFC $33,970 in fees for services rendered by Grant Thornton for all accounting services other than the services discussed under the headings Audit Fees and Financial Information Systems Design and Implementation Fees above.


               PROPOSAL TWO - ADOPTION OF THE WFC 2003 OPTION PLAN

         General. The shareholders of WFC previously approved two stock option plans, the 1988 Option Plan and the 1999 Option Plan. Each of the stock option plans has been an important part of the compensation strategy of WFC because they provide directors and employees with a proprietary interest in pursuing the long-term growth and financial success of WFC.

         The 1988 Option Plan was adopted by Winton in 1988 and was thereafter assumed by WFC when WFC was formed as the holding company of Winton. Options were issued to directors and officers of Winton and WFC under the 1988 Option Plan during the 1990's. The 1988 Option Plan expired by its terms in 1998.

         As of the Voting Record Date, there were outstanding options to purchase 401,460 shares under the 1988 Option Plan; 165,960 of which must be exercised in 2004 or they will expire and 205,500 of which must be exercised in 2006 or they will expire. Accordingly, options to purchase 371,460 shares under the 1988 Plan must be exercised or will expire in the next four years.

         In response to the expiration of the 1988 Option Plan, the Board of Directors of WFC presented the 1999 Option Plan to shareholders for approval at the 1999 Annual Meeting of Shareholders. As of the Voting Record Date, there were outstanding options to acquire 395,500 shares under the 1999 Option Plan.

         The following table shows, as of September 30, 2002, the number of shares issuable upon the exercise of outstanding stock options under both the 1988 Option Plan and the 1999 Option Plan, the weighted average exercise price of those stock options, and the number of common shares remaining for future issuance under the 1999 Option Plan, excluding shares issuable upon the exercise of outstanding stock options:

                                            (a)                         (b)                          (c)
                                  -----------------------      ---------------------     --------------------------

                                                                                            Number of securities
                                                                                           remaining available for
                                    Number of securities                                    future issuance under
                                     to be issued upon            Weighted-average        equity compensation plans
                                        exercise of              exercise price of          (excluding securities
Plan Category                       outstanding options         outstanding options       reflected in column (a))
-------------------------           -------------------         -------------------       ------------------------
Equity compensation plans
approved by security
holders............                        801,960                     $8.33                           6,030



         Historically, WFC has awarded options at an exercise price equal to the fair market value of the underlying shares on the date of award. As a result of the volatility of the stock market during the past several years, many of the options awarded under the 1999 Option Plan have exercise prices which are below the current fair market value of the underlying shares. WFC has no current plan or intention to cancel such options or exchange such options for newly issued options.

         In view of the number of shares as to which options will either expire or be exercised during the next three years and in order to continue the compensation strategy of WFC, the Board of Directors recommends that the shareholders adopt the WFC 2003 Option Plan, a copy of which is attached as Exhibit A. The 2003 Option Plan must be approved by the affirmative vote of the holders of a majority of the shares of WFC represented in person or by proxy at the Annual Meeting. If the 2003 Option Plan is adopted, options to acquire an additional 446,955 shares will be available for issuance.

         The following is a summary of the terms of the 2003 Option Plan and is qualified in its entirety by reference to the full text of the 2003 Option Plan, a copy of which is attached as Exhibit A.

         Purpose, administration and eligibility. The purposes of the 2003 Option Plan include to promote and advance the interests of WFC and its shareholders by enabling WFC to attract, retain and reward directors and managerial and other employees of WFC and its subsidiaries and to strengthen the mutuality of interests between the directors and employees and WFC shareholders by providing the directors and employees with a proprietary interest in pursuing the long-term growth, profitability and financial success of WFC. All seven directors and approximately 125 employees are eligible to participate in the 2003 Option Plan. The 2003 Option Plan will be administered by a committee comprised of at least three directors of WFC.

         Terms of the stock option plan. The 2003 Option Plan provides for the reservation of a maximum of 446,955 shares of WFC for issuance by WFC upon the granting of options to certain directors and employees of WFC and Winton. Any shares issued under the 2003 Option Plan will come from authorized but unissued shares.

         As shares are issued to directors and officers of WFC and its subsidiaries who receive and exercise options under the 2003 Option Plan, the voting power of the directors and officers of WFC and its subsidiaries on any matters submitted to WFC shareholders, including changes of control, will increase.

         Option terms. Options granted to the officers and employees under the 2003 Option Plan may be incentive stock options within the meaning of Section 422 of the Code, or may be options that do not qualify under Section 422 of the

Internal Revenue Code, non-qualified stock options. Options granted under the stock option plan to directors who are not employees of WFC or its subsidiaries will be non-qualified stock options.

         The exercise price of each option granted under the 2003 Option Plan will be determined by the stock option committee at the time the option is granted. However, the exercise price of an option may not be less than 100% of the fair market value of the shares on the date of the grant. In addition, the exercise price of an incentive stock option may not be less than 110% of the fair market value of the shares on the date of the grant if the recipient owns more than 10% of the outstanding common shares of WFC. Subject to certain exceptions specified in the 2003 Option Plan or as otherwise specified by the committee at the time of grant, stock options are exercisable at the rate of one-fifth per year beginning one year after the date of grant. No stock option will be exercisable after the expiration of ten years from the date of the grant. However, if a recipient of an incentive stock options owns a number of shares representing more than 10% of WFC shares outstanding at the time the incentive stock options is granted, the term of the incentive stock options will not exceed five years. If the fair market value of shares awarded pursuant to an incentive stock option that is exercisable for the first time during any calendar year by a participant under the stock option plan exceeds $100,000, the incentive stock option will be considered a non-qualified stock option to the extent of such excess.

         An option recipient cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution. Termination of an option recipient's employment for cause, as defined in the 2003 Option Plan, will result in the annulment of any outstanding exercisable options. Any outstanding options that are not exercisable will terminate upon the resignation, removal or retirement of a director of WFC or its subsidiaries, or upon the termination of employment of an officer or employee of WFC or its subsidiaries, except in the case of death of disability of the option recipient or a change in control of WFC.

         WFC will receive no monetary consideration for the granting of options under the 2003 Option Plan. Upon the exercise of options, WFC will receive payment of cash or, if acceptable to the committee, common shares or outstanding awarded stock options.

         The committee may include as a term of any option granted under the stock option plan the right, but not the obligation, of WFC to purchase all or any amount of the common shares acquired by an optionee pursuant to the exercise of any such options. The purchase right will provide for, among other terms, a specified duration of the purchase right, a specified price per common share to be paid upon the exercise of the purchase right and a restriction on the disposition of the common shares by the optionee during the period of the purchase right.

         Tax treatment of incentive stock options. A participant who is granted an incentive stock option will not recognize taxable income either on the date of the grant or on the date of exercise, although the alternative minimum tax may apply. Upon disposition of shares acquired from the exercise of an incentive stock option, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. If the participant disposes of the shares within two years of the date of the grant or within one year from the date of the transfer of the shares to the participant, a disqualifying disposition, however, then the participant will recognize ordinary income, as opposed to capital gain, at the time of disposition in an amount generally equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the shares have been held.

         WFC is not entitled to a tax deduction upon either the exercise of an incentive stock option or the disposition of shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income in a disqualifying disposition. Ordinary income from a disqualifying disposition will constitute compensation, but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes. WFC reserves the right to require tax withholding if it determines that such withholding is necessary to comply with changes in the Internal Revenue Code.

         If the holder of an incentive stock option pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the incentive stock option tax treatment of the exercise. Upon exchange, and except as otherwise described herein, no gain or loss is recognized by the participant upon delivering previously acquired shares to WFC, and shares received by the participant equal in number to previously acquired shares exchanged will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. (The participant, however, will not be able to utilize the prior holding period for the purpose of satisfying the incentive stock option statutory holding period requirements for avoidance of a disqualifying disposition.) Shares received by the participant in excess of the number of shares previously acquired will have a basis of zero and a holding period that commences as of the date the shares are transferred to the participant upon the exercise of the incentive stock option. If the exercise of an incentive stock option is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

         Tax treatment of non-qualified options. A participant receiving an option that does not qualify as an incentive stock option does not recognize taxable income on the date of the grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. The participant must recognize ordinary income generally at the time of exercise of a non-qualified option in the amount of the difference between the fair market value of the shares on the date of exercise and the option price. The ordinary income received will constitute compensation for which tax withholding by WFC generally will be required. The amount of ordinary income recognized by a participant will be deductible by WFC in the year that the participant recognizes the income if WFC complies with the applicable withholding requirement.

         If, at the time of exercise, the sale of the shares could subject the participant to short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934, such person generally will not recognize ordinary income until the date that the participant is no longer subject to such
Section 16(b) liability. Upon such date, the participant will recognize ordinary income in an amount equal to the fair market value of the shares on such date less the option exercise price. Nevertheless, the participant may elect under
Section 83(b) of the Internal Revenue Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b).

         Shares acquired upon the exercise of a non-qualified option will have a tax basis equal to their fair market value on the exercise date, or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the participant will recognize long-term capital gain or loss if the participant has held the shares for more than one year prior to disposition, or short-term capital gain or loss if the participant has held the shares for one year or less.

         If a holder of a non-qualified option pays the exercise price, in whole or in part, with previously acquired shares, the participant will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The participant will not recognize gain or loss upon delivering such previously acquired shares to WFC. Shares received by a participant equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. Shares received by a participant in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date of exercise or such other relevant date.

         The committee may grant options under the stock option plan to the directors and managerial and other key employees of WFC and its subsidiaries in the future at such times as they deem most beneficial to WFC on the basis of the individual participant's position, duties, responsibilities and other factors the Committee deems relevant.

         No awards will be granted under the stock option plan prior to its approval by the shareholders of WFC. Future grants under the stock option plan will be made in the discretion of the committee, and accordingly, are not yet determinable.

The Board of Directors recommends a vote FOR the adoption of the WFC 2003 Option Plan.


                PROPOSAL THREE - ADOPTION OF THE NEW REGULATIONS

         The Board of Directors recommends that the shareholders adopt each of the four proposals related to the New Regulations. The first of these proposals is to adopt the New Regulations in their entirety, and the other three proposals are to adopt specific provisions of the New Regulations. Two of the three proposals to adopt specific provisions to the New Regulations may have a material effect on the rights of shareholders, and each of these provisions is described below in detail. The last proposal includes several technical changes and the removal of obsolete provisions. None of the proposals related to the New Regulations, including the first proposal to adopt the New Regulations in their entirety, will be adopted unless all four of the proposals related to the New Regulations are approved by the affirmative vote of the holders of a majority of the outstanding shares.

Adoption of the New Regulations in their Entirety

         The New Regulations include several changes. These changes include: (i) restricting the removal of directors; (ii) expanding the indemnification of directors and officers; and (iii) making technical changes to the Current Regulations and removing obsolete provisions.

         The Board of Directors recommends that the shareholders vote FOR the adoption of the New Regulations, attached hereto as Exhibit B, in their entirety. Accordingly, the shareholders of the Corporation will be asked to adopt the following resolution at the Annual Meeting:

                  RESOLVED, that the Amended and Restated Code of Regulations of Winton Financial Corporation, in substantially the form attached to the Proxy Statement of the Corporation, dated December 16, 2002, as Exhibit B, be, and it hereby is, adopted to supersede and take the place of the Code of Regulations of Winton Financial Corporation; provided, however, that the Amended and Restated Code of Regulations shall not be adopted to supersede the Code of Regulations of Winton Financial Corporation, if any of the proposals related to the Amended and Restated Code of Regulations of Winton Financial Corporation, to be voted on separately by the shareholders, is not adopted at the 2003 Annual Meeting of Shareholders.

Removal of Directors and Filling of Vacancies

         Recent changes to Ohio law restrict the removal of directors from a classified Board of Directors, such as WFC's Board, by permitting removal only for cause. The Current Regulations provide that a director, or the entire Board of Directors, may be removed by the shareholders with or without cause. The New Regulations reflect the change in Ohio law and clarify that WFC directors may only be removed for cause.

         The provisions relating to removal of a director will preclude a third party from removing incumbent directors without cause and simultaneously gaining control of the Board of Directors by filling the vacancies created by removals with its nominees. The provisions also will reduce the power of shareholders, even those with a majority interest in the Corporation, to remove incumbent directors. Shareholders will have the power to remove directors for cause with the affirmative vote of a majority of the outstanding shares of WFC. The Board of Directors believes that this provision enhances the likelihood of continuity within the Board of Directors (although such continuity has not presented problems in the past), thereby facilitating long range planning in the best interests of shareholders.

         The Board of Directors recommends that the shareholders vote FOR the adoption of the provisions in the New Regulations restricting the removal of directors. Accordingly, the shareholders of the Corporation will be asked to adopt the following resolution of the Annual Meeting:

                  RESOLVED, that Article Two, Section 2.04 of the Amended and Restated Code of Regulations of Winton Financial Corporation, in substantially the form attached to this Proxy Statement of the Corporation, dated December 16, 2002, as part of Exhibit B, be, and they hereby are, adopted; provided, however, that Article Two, Section 2.04 of the Amended and Restated Code of Regulations of Winton Financial Corporation shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of Winton Financial Corporation, to be voted on separately by the shareholders, is not adopted at the 2003 Annual Meeting of Shareholders.

Director Liability and Indemnification

         The New Regulations modify the indemnification provisions which provide protection to the directors and officers of WFC in making decisions relating to matters affecting the interest of WFC, including takeover proposals. Under both the Current and New Regulations, directors and officers are entitled to advancements for expenses and reimbursement for any costs, judgments, fines and amounts paid in settlement in connection with their actions as representatives of WFC. Under the Current Regulations, directors and officers are entitled to be indemnified by WFC as long as they have acted in good faith and in a manner they reasonably believe to be in or not opposed to the best interests of WFC. Under the New Regulations, directors and officers are entitled to indemnification from WFC as long as the act or omission giving rise to any claim for indemnification was not occasioned by an intent to cause injury to WFC or by the reckless disregard for the best interests of WFC. Article Five of the New Regulations also contains a change in Section 5.05 to conform the Current Regulations to Ohio General Corporation Law by adding Section 5.05(B), which requires a director or officer to agree to cooperate with WFC concerning any action, suit or proceeding for which such director or officer seeks an advancement of expenses.

         The Board of Directors may be deemed to have a conflict of interest in recommending the adoption of the new indemnification provisions by the shareholders. If the members of the Board of Directors are sued in their capacity as directors, they may be able to limit their liability by taking advantage of the new indemnification provisions and the provisions of the Ohio General Corporation Law. The Board of Directors believes, however, the broad right of indemnification is necessary to encourage and retain capable persons to serve as directors. The quality of a corporation's board of directors is a major factor in its long-term success, and any steps which improve the capacity of a corporation to attract and retain the best possible directors is of considerable value to the shareholders. The Board of Directors also believes that the broad right of indemnification and limitations upon directors' liability for monetary damages are necessary to promote the desirable end that directors will resist vigorously what they consider unjustified suits and claims brought against them in their representative capacities.

         The Board of Directors recognizes that, despite any provision in the New Regulations to the contrary, WFC's ability to indemnify directors and officers pursuant to the New Regulations, or pursuant to any indemnification agreement, at all times would be subject to federal and state public policy limitations which may prevent indemnification. The Board of Directors believes that public policy would prevent indemnification for egregious and intentional wrongdoing, such as self-dealing or willful fraud. Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted under the indemnification provisions of the New Regulations, WFC understands that the Securities and Exchange Commission believes such indemnification is against public policy and is, therefore, unenforceable.

         WFC is not aware of any current or past indemnification or liability issues that will or could be presented to WFC in the event that Article Five of the New Regulations is adopted.

         The Board of Directors recommends that the shareholders vote FOR the adoption of the provisions in the New Regulations expanding the indemnification available to directors and officers of WFC. Accordingly, the shareholders of the Corporation will be asked to adopt the following resolution at the Annual
Meeting:

                  RESOLVED, that Article Five, Sections 5.01, 5.02 and 5.05 of the Amended and Restated Code of Regulations of Winton Financial Corporation, in substantially the form attached to the Proxy Statement of the Corporation, dated December 16, 2002, as part of Exhibit B, be, and it hereby is, adopted; provided, however, that Article Five, Sections 5.01, 5.02 and
                  5.05 of the Amended and Restated Code of Regulations of Winton Financial Corporation shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of Winton Financial Corporation, to be voted on separately by the shareholders, is not adopted at the 2003 Annual Meeting of Shareholders.

Technical Amendments

         The Board of Directors also is recommending several technical amendments to the Current Regulations and the removal of provisions that are outdated or obsolete. The technical amendments will not have a material effect on the rights of shareholders. These amendments include, but are not limited to, allowing meetings to be held by use of communications equipment, allowing shareholders to submit proxies electronically and permitting notices to be delivered by overnight mail. All of the technical amendments are permissible under Ohio law, and have been deemed by the Board of Directors to be in the best interests of the shareholders. In addition, the Current Regulations use the male gender for all pronouns. The New Regulations correct this by using both male and female pronouns or by removing any gender reference altogether.

         Finally, Section 1.07 of the New Regulations clarifies that, unless a different vote is required by law, WFC's Articles of Incorporation or the New Regulations, every matter presented to the shareholders for approval will require the affirmative vote of a majority of those shares represented at the shareholders meeting in person, by proxy or by means of communications equipment. Neither Ohio law, WFC's Articles of Incorporation nor the Current Regulations specify the vote required for matters not specifically mentioned in Ohio law or the Current Regulations. As a result, WFC previously has required a majority of either the outstanding shares or of those shares represented at the meeting to vote in favor of a proposal. Section 1.07 clarifies what the required vote will be for all matters not otherwise mentioned in the law or New Regulations.

         The Board of Directors recommends that the shareholders vote FOR the adoption of the provisions in the New Regulations making technical changes and removing outdated provisions. Accordingly, the shareholders of WFC will be asked to adopt the following resolution at the Annual Meeting:

                  RESOLVED, that all of the provisions of the Amended and Restated Code of Regulations of Winton Financial Corporation, with the exception of the provisions to be voted on separately by the shareholders, in substantially the form attached to the Proxy Statement of WFC, dated December 16, 2002, as part of Exhibit B, be, and they hereby are, adopted; provided, however, that these provisions of the Amended and Restated Code of Regulations of Winton Financial Corporation shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of Winton Financial Corporation, to be voted on separately by the shareholders, is not adopted at the 2003 Annual Meeting of Shareholders.

         The following table briefly summarizes the foregoing material changes and some of the technical changes contained in the New Regulations.


PROVISIONS UNDER THE CURRENT                                 PROVISIONS UNDER THE
REGULATIONS                                                  NEW REGULATIONS
1.   Indemnification required where the director acted       1.    Indemnification required if the act or
in good faith and in a manner he reasonably believed         omission giving rise to the claim for
to be in or not opposed to the best interests of WFC.        indemnification was not occasioned by the director's
                                                             intent to cause injury to WFC or reckless disregard
                                                             for the best interests of WFC.

2.   Directors may be removed, with or without cause         2.    Directors may be removed only for cause by the
by a majority, provided that no individual director          affirmative vote of a majority of the voting power
may be removed if the votes cast against such                of WFC.
director's removal, if cumulatively voted, would be
sufficient to elect one director.

3.   Meetings may be held in person or by proxy.             3.    Meetings may be held in person, by proxy or by
                                                             the use of communications equipment.

4.   Use of male gender pronouns such as "he," "his"         4.    Use of gender neutral pronouns or both male
and "him."                                                   and female pronouns.

5.   The vote required for all matters shall be as           5.    The affirmative vote of a majority of shares
required by Ohio law, the Articles of Incorporation or       represented in person, by proxy or by use of
the Current Regulations.                                     communications equipment is required to approve any
                                                             matters not specified by Ohio law, the Articles
                                                             of Incorporation or the New Regulations as requiring a
                                                             different vote.

6.   Proxies must be submitted in writing.                   6.    Proxies must be submitted in writing or by any
                                                             other verifiable communication.

7.   Nominees for director must be submitted to the          7.     Nominees for director must be submitted to
Secretary of WFC by the later of the February 1st            the Secretary of WFC by the later of the September
before the annual meeting or the 60th day before the         1st before the annual meeting or the 60th day before
first anniversary of the last annual meeting.                the first anniversary of the last annual meeting.

                      PROPOSAL FOUR - SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton as the auditors of WFC for the current fiscal year and recommends that the shareholders ratify the selection. Grant Thornton has audited the financial statements of WFC or Winton since 1985. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         The Board of Directors recommends a vote FOR the ratification of the selection of Grant Thornton as auditors for the current fiscal year.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of qualified shareholders intended to be included in the proxy statement for the 2004 Annual Meeting of Shareholders of WFC should be sent to WFC by certified mail and must be received by WFC not later than September 1, 2003. In addition, if a shareholder intends to present a proposal at the 2004 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by November 14, 2003, then the proxies designated by the Board of Directors of WFC for the 2004 Annual Meeting of Shareholders of WFC may vote in their discretion on any such proposal any WFC shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business which may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                         By Order of the Board of Directors


                                         /s/Robert L. Bollin

Cincinnati, Ohio                         Robert L. Bollin
December 16, 2002                        President

                                 REVOCABLE PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
        WINTON FINANCIAL CORPORATION FOR THE WINTON FINANCIAL CORPORATION
                2003 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                JANUARY 24, 2003

     The undersigned shareholder of Winton Financial Corporation, an Ohio corporation ("WFC"), hereby constitutes and appoints Timothy M. Mooney and J.
Clay Stinnett, or either of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of
Shareholders of WFC to be held at Dante's Restaurant, 5510 Rybolt Road,
Cincinnati, Ohio on January 24, 2003 at 10:00 a.m. (the "Annual Meeting"), all
of the shares of WFC which the undersigned is entitled to vote at the Annual
Meeting, or at any adjournment thereof, on each of the proposals listed below, all of which are described in the accompanying Proxy Statement.
1. The reelection of the following four directors for terms expiring in 2005.
            1 - Robert L. Bollin   2 - Thomas H. Humes   3 - William J. Parchman   4 - Henry L. Schulhoff
      [ ] FOR all nominees (except as marked below).   [ ] WITHHOLD AUTHORITY to vote for all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write
the number(s) of the nominee(s) in the box provided to the right.)                                          [                   ]
2. The adoption of the WFC 2003 Stock Option and Incentive Plan (the "2003 Option Plan").     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
3. Proposals related to the Amended and Restated Code of Regulations:
   NOTE: None of the proposals in item 3 will be adopted unless all of the proposals in item 3 are approved by a majority of the outstanding common shares. Use the following lines to vote separately for each proposal:
(a) adoption of the Amended and Restated Code of Regulations in its entirety;                 [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(b) adoption of provisions in the Amended and Restated Code of Regulations
    restricting the removal of directors;                                                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(c) adoption of provisions in the Amended and Restated Code of Regulations
    expanding the indemnification of directors and officers; and                              [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(d) adoption of technical changes to the existing Code of Regulations and
    the removal of obsolete provisions.                                                       [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
4. The ratification of the selection of Grant Thornton LLP, as the auditors
   of WFC for the current fiscal year.                                                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
5. In their discretion, upon such other business as may properly come before the Annual Meeting.



                WINTON FINANCIAL CORPORATION 2003 ANNUAL MEETING

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1, 2, 3, 4 and 5.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2003 Annual Meeting of Shareholders of WFC and of the accompanying Proxy Statement is hereby acknowledged.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WFC.  PLEASE
SIGN, DATE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS
REQUIRED FOR MAILING IN THE U.S.A.

Check appropriate box
Indicate changes below:

Address Change? [ ]           Name Change     [ ]


Name Appears                                                                    Date---------------------------------------------

                                                                                -------------------------------------------------
                                                                                Signature(s)

                                                                                -------------------------------------------------
                                                                                Signature(s)


                                                                                Please sign exactly as your names) appears on your
                                                                                Stock Certificate(s). Executors, Administrators,
                                                                                Trustees, Guardians, Attorneys and Agents should
                                                                                give their full title.

                                    EXHIBIT A


                          WINTON FINANCIAL CORPORATION
                      2003 STOCK OPTION AND INCENTIVE PLAN


         1. Purpose. The purpose of the Winton Financial Corporation 2003 Stock Option and Incentive Plan (this "Plan") is to promote and advance the interests of Winton Financial Corporation (the "Company") and its shareholders by enabling the Company to attract, retain and reward directors, managerial and other employees of the Company and any Subsidiary (hereinafter defined) and to strengthen the mutuality of interests between such directors and employees and the Company's shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

         2. Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

                  (a) "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Qualified Stock Option, or any combination thereof, as provided in the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

                  (d) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

                  (e) "Common Shares" means the common shares, without par value, of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

                  (f) "Company" means Winton Financial Corporation, an Ohio corporation, or any successor corporation.

                  (g) "Employment" means regular employment with the Company or a Subsidiary and does not include service as a director only.

                  (h) "ERISA" means the Employee Retirement Income Security Act, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

                  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

                  (j) "Fair Market Value" means the average of the highest and the lowest selling price on the American Stock Exchange LLC for the Common Shares of the Company on the date a Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

                  (k) "Incentive Stock Option" means any Stock Option which is granted pursuant to the provisions of Section 6 of this Plan and which is intended to be, and is specifically designated as, an "incentive stock option" within the meaning of Section 422 of the Code.

                  (l) "Non-Qualified Stock Option" means any Stock Option which is granted pursuant to the provisions of Section 6 of this Plan and which is not an Incentive Stock Option.

                  (m) "OTS" means the Office of Thrift Supervision, Department of the Treasury.

                  (n) "Participant" means an employee or director of the Company or a Subsidiary who is granted a Stock Option under this Plan. Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

                  (o) "Plan" means the Winton Financial Corporation 2003 Stock Option and Incentive Plan, as set forth herein and as hereafter amended from time to time.

                  (p) "Repurchase Right" means the right defined in Section 10 of this Plan.

                  (q) "Stock Option" means an award to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.

                  (r) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and includes, without limitation, The Winton Savings and Loan Co.

                  (s) "Terminated for Cause" means any removal of a director or discharge of an employee for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses), a material violation of a final cease-and-desist order or any other action of a director or employee which results in a substantial financial loss to the Company or a Subsidiary.

         3. Administration.

                  (a) This Plan shall be administered by the Committee, which shall be comprised of not fewer than three of the members of the Board. The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by all of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

                  (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

         4. Duration of, and Common Shares Subject to, this Plan.

                  (a) Term. This Plan shall terminate on the date which is ten
         (10) years from the date on which this Plan is adopted by the Board, except with respect to Stock Options then outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier.

                  (b) Common Shares Subject to Plan. The maximum number of Common Shares in respect of which Awards may be granted under this Plan, subject to adjustment as provided in Section 9 of this Plan, shall be 446,955 Common Shares.

                  For the purpose of computing the total number of Common Shares available for Awards under this Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon exercise or settlement of Stock Options as of the dates on which such Stock Options are granted. If any Stock Options are forfeited, terminated or exchanged for other Stock Options, or expire unexercised, the Common Shares which were theretofore subject to such Awards shall again be available for Awards under this Plan to the extent of such forfeiture, termination, exchange or expiration of such Awards.

                  Common Shares issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

         5. Eligibility and Grants. Persons eligible for Awards under this Plan shall consist of directors and managerial and other key employees of the Company or a Subsidiary who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary. In selecting the directors and employees to whom Awards will be made and the number of shares subject to such Awards, the Committee shall consider the position, duties and responsibilities of the eligible directors and employees, the value of their services to the Company and the Subsidiaries and any other factors the Committee may deem relevant. No Participant shall receive more than 25% of the total Awards eligible to be granted under this Plan.

         6. Stock Options. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions as the Committee shall deem desirable, not inconsistent with the express provisions of the Plan:

                  (a) Grant. Stock Options may be granted under this Plan on terms and conditions not inconsistent with the provisions of this Plan.

                  (b) Stock Option Price. The option exercise price for each Common Share that may be purchased upon the exercise of a Stock Option shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of an Incentive Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Incentive Stock Option, and in the case of a Participant who owns Common Shares representing more than 10% of the outstanding Common Shares at the time an Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time the Incentive Stock Option is granted to such Participant.

                  (c) Stock Option Terms. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; provided, however, that the term of an Incentive Stock Option will not exceed ten years after the date the Incentive Stock Option is granted; provided further, however, that in the case of a Participant who owns a number of Common Shares representing more than 10% of the Common Shares outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five years.

                  (d) Exercisability. Except as set forth in this Plan or as designated by the Committee at the time of grant, Stock Options awarded under this Plan shall become exercisable at the rate of not more than one-fifth per year commencing on the date that is one year after the date of the grant of the Stock Option and shall be subject to such other terms and conditions as shall be determined by the Committee at the date of grant.

                  (e) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, to exercise simultaneously Stock Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as repayment to the broker for the purchase price of such shares.

                  (f) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000, or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

                  (g) The Committee shall at the time of grant indicate whether the Stock Option being granted is an Incentive Stock Option or a Non-Qualified Stock Option. Incentive Stock Options shall only be granted to Participants who are employees of the Company or a Subsidiary.

         7. Effect of Termination of Employment, Disability, Death or Change in Control.

                  (a) Except in the event of the death or disability of a Participant or in the event a Participant is Terminated for Cause, upon the resignation, removal or retirement from the Board of any Participant who is a director of the Company or a Subsidiary or upon the termination of Employment of a Participant who is not a director of the Company or a Subsidiary, all Stock Options which have not yet become exercisable shall thereupon terminate and be of no further force or effect and, unless the Committee shall specifically state otherwise at the time a Stock Option is granted, all Stock Options which have become exercisable shall terminate if they are not exercised by the earlier of (i) the respective expiration dates of such Stock Options or
         (ii) the date which is three (3) months after such resignation, removal, retirement or termination of Employment.

                  (b) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, all Stock Options granted under this Plan shall become exercisable in full on the date of termination of a Participant's employment or directorship with the Company or a Subsidiary because of his death or disability and, subject to extension by the Committee, all Stock Options shall terminate if not exercised by the earlier of (i) the respective expiration dates of any such Stock Options or (ii) the date which is twelve (12) months after the Participant's death or disability.

                  (c) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, in the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which has not been exercised shall terminate and be of no further force or effect as of the date the Participant is Terminated for Cause.

                  (d) All outstanding Stock Options shall become immediately exercisable in the event of a change in control or imminent change in control of the Company or any Subsidiary, as determined by the Committee. For purposes of this Section 7, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion of, the assets of the Company or The Winton Savings and Loan Co.; (ii) the execution of an agreement for a merger or recapitalization of the Company or The Winton Savings and Loan Co. or any merger or recapitalization whereby the Company or The Winton Savings and Loan Co. is not the surviving entity; (iii) a change of control of the Company or The Winton Savings and Loan Co., as defined or determined by the OTS; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of the term "beneficial ownership" as defined under Section 13(d) of the Exchange Act and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company or The Winton Savings and Loan Co. by any person, trust, entity or group. For purposes of this Section 7, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or any persons acting as a group, to acquire control of the Company or The Winton Savings and Loan Co. as to which an application or notice has been filed with the OTS and such application has been approved or such notice has not been disapproved.

         8. Non-transferability of Stock Options. No Stock Option under this Plan, and no rights or interests therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by, and payments in settlement of Stock Options will be payable only to, the Participant or his or her legal representative.

         9. Adjustments Upon Changes in Capitalization.

                  (a) The existence of this Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of another company or options to purchase the stock of another company for any Awards outstanding at the time of such corporate transaction or which would involve the termination of all Awards outstanding at the time of such corporate transaction.

                  (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Awards in respect thereof may be granted under this Plan, the maximum number of Common Shares which may be sold or awarded to any Participant, the number of Common Shares covered by each outstanding Award, and the exercise price per share in respect of outstanding Awards; provided, however, that in the case of any Incentive Stock Options issued pursuant to the Plan, the Board shall not make any adjustments that would be deemed "modifications" of such Incentive Stock Options within the meaning of applicable Treasury Regulations.

         10. Right of Repurchase, Restrictions on Disposition and Buy Out.

                  (a) The Committee, in its sole discretion, may include, as a term of any Incentive Stock Option or Non-Qualified Stock Option, the right (the "Repurchase Right"), but not the obligation, to repurchase all or any amount of the Common Shares acquired by a Participant pursuant to the exercise of any Stock Options. The Repurchase Right shall provide for, among other terms, a specified duration of the Repurchase Right, a specified price per Common Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Common Shares by the Participant during the period of the Repurchase Right. The Repurchase Right may permit the Company to transfer or assign such right to another party. The Company may exercise the Repurchase Right only to the extent permitted by applicable law.

                  (b) At any time, the Committee, in its sole discretion and without the consent of the Participant, may cancel any or all outstanding Awards held by that Participant by providing to that Participant written notice ("Buy Out Notice") of its intention to exercise the rights reserved in this Section 10. If a Buy Out Notice is given, the Company also will pay to each affected Participant the difference between (a) the Fair Market Value of each Award (or portion of an Award) to be cancelled and (b) the exercise price associated with each cancelled Award. However, unless otherwise designated by the Committee at the time the Award is granted, no payment will be made with respect to any Awards that are not exercisable when cancelled under this Section 10. The Company will complete any buy out under this
         Section 10 as soon as administratively possible after the date of the Buy Out Notice. At the Committee's option, payment of the buy out amount may be made in cash, in whole Common Shares or partly in cash and partly in Common Shares. The number of whole Common Shares, if any, included in the buy out amount will be determined by dividing the amount of the payment to be made in Common Shares by the Fair Market Value as of the date of the Buy Out Notice.

         11. Amendment and Termination of this Plan. Without further approval of the shareholders, the Board may at any time terminate this Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of Common Shares which may be issued under this Plan (except for adjustments pursuant to Section 9 of this Plan), (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

         12. Modification of Options. Subject to Section 9 of this Plan, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification, extension or renewal shall confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

         13. Miscellaneous.

                  (a) Tax Withholding. The Company shall have the right to deduct from any settlement made under this Plan, including the delivery or vesting of Common Shares, any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligation for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

                  (b) No Right to Employment. Neither the adoption of this Plan nor the granting of any Award shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

                  (c) Annulment of Stock Options. The grant of any Stock Option under this Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Stock Option under this Plan payable in Common Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. Without limiting the generality of the foregoing, in the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which is provisional shall be annulled as of the date of such termination.

                  (d) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual cash compensation. An Award under this Plan may be made in combination with or in tandem with, or as an alternative to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors and employees for their service with the Company and its Subsidiaries.

                  (e) Securities Law Restrictions. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (f) Award Agreement. Each Participant receiving an Award under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee shall, in its sole discretion, determine.

                  (g) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.

                  (h) Governing Law. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

                  (i) Effective Date. This Plan shall be effective upon the later of adoption by the Board and approval by the Company's shareholders. This Plan shall be submitted to the shareholders of the Company for approval at an annual or special meeting of shareholders held within twelve (12) months of the adoption of the Plan by the Board.

                                    EXHIBIT B

                              AMENDED AND RESTATED
                               CODE OF REGULATIONS
                                       OF
                          WINTON FINANCIAL CORPORATION


                                   ARTICLE ONE
                            MEETINGS OF SHAREHOLDERS


         Section 1.01. Annual Meetings. The annual meeting of the shareholders for the election of directors, for the consideration of reports to be laid before such meeting and for the transaction of such other business as may properly come before such meeting, shall be held on the fourth Friday of January in each year or on such other date as may be fixed from time to time by the directors.

         Section 1.02. Calling of Meetings. Meetings of the shareholders may be called only by the chairman of the board, the president, or, in case of the president's absence, death, or disability, the vice president authorized to exercise the authority of the president; the secretary; the directors by action at a meeting, or a majority of the directors acting without a meeting; or the holders of at least a majority of all shares outstanding and entitled to vote thereat.

         Section 1.03. Place of Meetings. All meetings of shareholders shall be held at the principal office of the corporation, unless otherwise provided by action of the directors. Meetings of shareholders may be held at any place within or without the State of Ohio. If authorized by the directors, meetings of shareholders may be held solely by means of communications equipment as permitted by law.

         Section 1.04.  Notice of Meetings.

         (A) Written notice stating the time, place, if any, and purposes of a meeting of the shareholders, and the means, if any, by which shareholders can be present and vote at the meeting through the use of communications equipment, shall be given either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the shareholder to whom the notice is given not less than seven nor more than sixty days before the date of the meeting, (1) to every shareholder of record entitled to notice of the meeting, (2) by or at the direction of the president or the secretary. If mailed or sent by overnight delivery service, such notice shall be sent to the shareholder at the shareholder's address as it appears on the records of the corporation. If sent by another means of communication authorized by the shareholder, the notice shall be sent to the address furnished by the shareholder for those transmissions. Notice of adjournment of a meeting need not be given if the time, place, if any, to which it is adjourned and the means, if any, by which shareholders can be present and vote at the meeting through the use of communications equipment are fixed and announced at the meeting. In the event of a transfer of shares after the record date for determining the shareholders who are entitled to receive notice of a meeting of shareholders, it shall not be necessary to give notice to the transferee. Nothing herein contained shall prevent the setting of a record date in the manner provided by law, the Articles or the Regulations for the determination of shareholders who are entitled to receive notice of or to vote at any meeting of shareholders or for any purpose required or permitted by law.

         (B) Following receipt by the president or the secretary of a request in writing, specifying the purpose or purposes for which the persons properly making such request have called a meeting of the shareholders, delivered either in person or by registered mail to such officer by any persons entitled to call a meeting of shareholders, such officer shall cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not less than seven nor more than sixty days after the receipt of such request, as such officer may fix. If such notice is not given within fifteen days after the receipt of such request by the president or the secretary, then, and only then, the persons properly calling the meeting may fix the time of meeting and give notice thereof in accordance with the provisions of the Regulations.

         (C) Any authorization by a shareholder to send notices given pursuant to this Section 1.04 by any means other than in person or by mail or overnight delivery service is revocable by written notice to the corporation either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the corporation. If sent by another means of communication authorized by the corporation, the notice shall be sent to the address furnished by the corporation for those transmissions. Any authorization by a shareholder to send notices given pursuant to this Section 1.04 by any means other than in person or by mail or overnight delivery service will be deemed to have been revoked by the shareholder if (1) the corporation has attempted to make delivery of two consecutive notices in accordance with that authorization, and (2) the secretary or an assistant secretary of the corporation, or other person responsible for giving notice, has received notice that, or otherwise believes that, delivery has not occurred. Notwithstanding the foregoing, an inadvertent failure to treat the inability to deliver notice as a revocation will not invalidate any meeting of shareholders or other action.

         Section 1.05. Waiver of Notice. Notice of the time, place, if any, and purpose or purposes of any meeting of shareholders may be waived in writing, either before or after the holding of such meeting, by any shareholder, which writing shall be filed with or entered upon the records of such meeting. The attendance of any shareholder, in person, by proxy or by the use of communications equipment, at any such meeting without protesting the lack of proper notice, prior to or at the commencement of the meeting, shall be deemed to be a waiver by such shareholder of notice of such meeting. A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a shareholder and that contains a waiver by such shareholder is a writing for the purposes of this Section 1.05.

         Section 1.06. Quorum. At any meeting of shareholders, the holders of a majority of the voting shares of the corporation then outstanding and entitled to vote thereat, present in person, by proxy or by the use of communications equipment, shall constitute a quorum for such meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, or the chairman of the board, the president, or the officer of the corporation acting as chairman of the meeting, may adjourn such meeting from time to time, and if a quorum is present at such adjourned meeting, any business may be transacted as if the meeting had been held as originally called.

         Section 1.07. Votes Required. At all elections of directors, the candidates receiving the greatest number of votes shall be elected. Unless otherwise required by law, the Articles or these Regulations, any matter submitted to the shareholders at a meeting for their vote shall be decided by a majority of the shares of the corporation that are present in person, by proxy or by the use of communications equipment and constitute a quorum for such meeting.

         Section 1.08. Order of Business. The order of business at any meeting of shareholders shall be determined by the officer of the corporation acting as chairman of such meeting unless otherwise determined by a vote of the holders of a majority of the voting shares of the corporation then outstanding, present in person, by proxy or by the use of communications equipment, and entitled to vote at such meeting.

         Section 1.09. Shareholders Entitled to Vote. Each shareholder of record on the books of the corporation on the record date for determining the shareholders who are entitled to vote at a meeting of shareholders shall be entitled at such meeting to one vote for each share of the corporation standing in such shareholder's name on the books of the corporation on such record date. The directors may fix a record date for the determination of the shareholders who are entitled to receive notice of and to vote at a meeting of shareholders, which record date shall not be a date earlier than the date on which the record date is fixed and which record date may be a maximum of sixty days preceding the date of the meeting of shareholders.

         Section 1.10. Proxies. At meetings of the shareholders any shareholder of record entitled to vote thereat may be represented and may vote by a proxy or proxies appointed by an instrument in writing signed by such shareholder or appointed by a verifiable communication authorized by such shareholder, but such instrument shall be filed with the secretary of the meeting before the person holding such proxy shall be allowed to vote thereunder. No proxy shall be valid after the expiration of eleven months after the date of its execution, unless the shareholder executing it shall have specified therein the length of time it is to continue in force.

         Section 1.11. Inspectors of Election. In advance of any meeting of shareholders, the directors may appoint inspectors of election to act at such meeting or any adjournment thereof; if inspectors are not so appointed, the officer of the corporation acting as chairman of any such meeting may make such appointment. In case any person appointed as inspector fails to appear or act, the vacancy may be filled only by appointment made by the directors in advance of such meeting or, if not so filled, at the meeting by the officer of the corporation acting as chairman of such meeting. No other person or persons may appoint or require the appointment of inspectors of election.


                                   ARTICLE TWO
                                    DIRECTORS

         Section 2.01. Authority and Qualifications. Except where the law, the Articles or the Regulations otherwise provide, all authority of the corporation shall be vested in and exercised by its directors. Directors need not be shareholders of the corporation.

         Section 2.02.  Number of Directors and Term of Office.

         (A) Until changed in accordance with law, the authorized number of directors shall be seven, divided into two classes, one of which shall have three directors and the other of which shall have four directors. If the authorized number of directors is increased or decreased at any time, the directors may, by a resolution adopted by not less than a majority of the whole authorized number of directors, determine the number of directors to be added or subtracted, as the case may be, from any class or classes of directors, and the effect of such increase or decrease on each class need not be uniform; provided, however, that the authorized number of directors of any class shall not be fewer than three or exceed by more than four the number of any other class. The election of each class of directors shall be a separate election.

         (B) The number of directors may be fixed or changed at a meeting of the shareholders called for the purpose of electing directors at which a quorum is present, only by the affirmative vote of the holders of not less than a majority of the voting shares which are represented at the meeting, in person, by proxy or by the use of communications equipment, and entitled to vote on such proposal.

         (C) The directors may fix or change the number of directors and may fill any director's office that is created by an increase in the number of directors.

         (D) No reduction in the number of directors shall of itself have the effect of shortening the term of any incumbent director.

         Section 2.03.  Nomination and Election.

         (A) Any nominee for election as a director of the corporation may be proposed only by the directors or by any shareholder entitled to vote for the election of directors. No person, other than a nominee proposed by the directors, may be nominated for election as a director of the corporation unless such person shall have been proposed in a written notice, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation at the principal offices of the corporation. In the case of a nominee proposed for election as a director at an annual meeting of shareholders, such written notice of a proposed nominee shall be received by the Secretary of the corporation on or before the later of (i) the September 1st immediately preceding such annual meeting, or (ii) the sixtieth (60th) day before the first anniversary of the most recent annual meeting of shareholders of the corporation held for the election of directors; provided, however, that if the annual meeting for the election of directors in any year is not held on or before the thirty-first (31) day next following such anniversary, then the written notice required by this subparagraph (a) shall be received by the Secretary within a reasonable time prior to the date of such annual meeting. In the case of a nominee proposed for election as a director at a special meeting of shareholders at which directors are to be elected, such written notice of a proposed nominee shall be received by the Secretary of the corporation no later than the close of business on the seventh day following the day on which notice of the special meeting was mailed to shareholders. Each such written notice of a proposed nominee shall set forth (1) the name, age, business or residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of common shares of the corporation owned beneficially and/or of record by each such nominee and the length of time any such shares have been so owned.

         (B) If a shareholder shall attempt to nominate one or more persons for election as a director at any meeting at which directors are to be elected without having identified each such person in a written notice given as contemplated by, and/or without having provided therein the information specified in subparagraph (A) of this Section, each such attempted nomination shall be invalid and shall be disregarded unless the presiding officer of the meeting determines that the facts warrant the acceptance of such nomination.

         (C) The election of directors shall be by ballot whenever requested by the presiding officer of the meeting or by the holders of a majority of the voting shares outstanding, entitled to vote at such meeting and present in person, by proxy or by the use of communications equipment, but unless such request is made, the election shall be by voice vote.

         Section 2.04. Removal. A director or directors may be removed from office by shareholders only for cause and only by the vote of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation to elect directors in place of those to be removed. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed. Failure to elect a director to fill the unexpired term of any director removed shall be deemed to create a vacancy in the board.

         Section 2.05. Vacancies. The remaining directors, though less than a majority of the whole authorized number of directors, may, by the vote of a majority of their number, fill any vacancy in the board for the unexpired term. A vacancy in the board exists within the meaning of this Section 2.05 in case the shareholders increase the authorized number of directors but fail at the meeting at which such increase is authorized, or an adjournment thereof, to elect the additional directors provided for, or in case the shareholders fail at any time to elect the whole authorized number of directors.

         Section 2.06. Meetings. A meeting of the directors shall be held immediately following the adjournment of each annual meeting of shareholders at which directors are elected, and notice of such meeting need not be given. The directors shall hold such other meetings as may from time to time be called, and such other meetings of directors may be called only by the chairman of the board, the president, or any two directors. All meetings of directors shall be held at the principal office of the corporation in Cincinnati, or at such other place within or without the State of Ohio, as the directors may from time to time determine by a resolution. Meetings of the directors may be held through any communications equipment if all persons participating can hear each other and participation in a meeting pursuant to this provision shall constitute presence at such meeting.

         Section 2.07. Notice of Meetings. Notice of the time and place, if any, of each meeting of directors for which such notice is required by law, the Articles, the Regulations or the By-Laws shall be given to each of the directors by at least one of the following methods:

         (A) In a writing mailed not less than three days before such meeting and addressed to the residence or usual place of business of a director, as such address appears on the records of the corporation; or

         (B) In a writing sent by overnight delivery service not less than two days before such meeting and addressed to the residence or usual place of business of a director, as such address appears on the records of the corporation; or

         (C) By telegraph, cable, radio, wireless, or any other means of communication authorized by the director to the address furnished by the director for those transmissions, not later than the day before the date on which such meeting is to be held; or

         (D) Personally or by telephone not later than the day before the date on which such meeting is to be held.

Notice given to a director by any one of the methods specified in the Regulations shall be sufficient, and the method of giving notice to all directors need not be uniform. Notice of any meeting of directors may be given only by the chairman of the board, the president or the secretary of the corporation. Any such notice need not specify the purpose or purposes of the meeting. Notice of adjournment of a meeting of directors need not be given if the time and place to which it is adjourned are fixed and announced at such meeting.

         Section 2.08. Waiver of Notice. Notice of any meeting of directors may be waived in writing, either before or after the holding of such meeting, by any director, which writing shall be filed with or entered upon the records of the meeting. The attendance of any director, in person or by the use of communications equipment, at any meeting of directors without protesting, prior to or at the commencement of the meeting, the lack of proper notice, shall be deemed to be a waiver by such director of notice of such meeting. A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a director and that contains a waiver by such director is a writing for the purposes of this Section 2.08.

         Section 2.09. Quorum. A majority of the whole authorized number of directors shall be necessary to constitute a quorum for a meeting of directors, except that a majority of the directors in office shall constitute a quorum for filling a vacancy in the board. The act of a majority of the directors present at a meeting at which a quorum is present is the act of the board, except as otherwise provided by law, the Articles or the Regulations.

         Section 2.10. Executive Committee. The directors may create an executive committee or any other committee of directors, to consist of not less than three directors, and may authorize the delegation to such executive committee or other committees of any of the authority of the directors, however conferred, other than that of filling vacancies among the directors or in the executive committee or in any other committee of the directors.

         Such executive committee or any other committee of directors shall serve at the pleasure of the directors, shall act only in the intervals between meetings of the directors, and shall be subject to the control and direction of the directors. Such executive committee or other committee of directors may act by a majority of its members at a meeting or by a writing or writings signed by all of its members. A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a director is a writing for the purposes of this Section 2.10.

         Any act or authorization of any act by the executive committee or any other committee within the authority delegated to it shall be as effective for all purposes as the act or authorization of the directors. No notice of a meeting of the executive committee or of any other committee of directors shall be required. A meeting of the executive committee or of any other committee of directors may be called only by the president or by a member of such executive or other committee of directors. Meetings of the executive committee or of any other committee of directors may be held through any communications equipment if all persons participating can hear each other and participation in such a meeting shall constitute presence thereat.

         Section 2.11. Compensation. Directors shall be entitled to receive as compensation for services rendered and expenses incurred as directors, such amounts as the directors may determine.

         Section 2.12. By-Laws. The directors may adopt, and amend from time to time, By-Laws for their own government, which By-Laws shall not be inconsistent with the law, the Articles or the Regulations.


                                  ARTICLE THREE
                                    OFFICERS

         Section 3.01. Officers. The officers of the corporation to be elected by the directors shall be a president, a secretary, a treasurer, and, if desired, one or more vice presidents and such other officers and assistant officers as the directors may from time to time elect. The directors may elect a chairman of the board, who must be a director. Officers need not be shareholders of the corporation, and may be paid such compensation as the board of directors may determine. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law, the Articles, the Regulations or the By-Laws to be executed, acknowledged, or verified by two or more officers.

         Section 3.02. Tenure of Office. The officers of the corporation shall hold office at the pleasure of the directors. Any officer of the corporation may be removed, either with or without cause, at any time, by the affirmative vote of a majority of all the directors then in office; such removal, however, shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 3.03. Duties of the Chairman of the Board. The chairman of the board, if any, shall preside at all meetings of the directors. The chairman shall have such other powers and duties as the directors shall from time to time assign.

         Section 3.04. Duties of the President. The president shall be the chief executive officer of the corporation and shall exercise supervision over the business of the corporation and shall have, among such additional powers and duties as the directors may from time to time assign, the power and authority to sign all certificates evidencing shares of the corporation and all deeds, mortgages, bonds, contracts, notes and other instruments requiring the signature of the president of the corporation. It shall be the duty of the president to preside at all meetings of shareholders.

         Section 3.05. Duties of the Vice Presidents. In the absence of the president or in the event of the president's inability or refusal to act, the vice president, if any (or in the event there be more than one vice president, the vice presidents in the order designated, or in the absence of any designation, then in the order of their election), shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the directors may from time to time prescribe.

         Section 3.06. Duties of the Secretary. It shall be the duty of the secretary, or of an assistant secretary, if any, in case of the absence or inability to act of the secretary, to keep minutes of all the proceedings of the shareholders and the directors and to make a proper record of the same; to perform such other duties as may be required by law, the Articles or the Regulations; to perform such other and further duties as may from time to time be assigned to the secretary by the directors or the president; and to deliver all books, paper and property of the corporation in the secretary's possession to the successor, or to the president.

         Section 3.07. Duties of the Treasurer. The treasurer, or an assistant treasurer, if any, in case of the absence or inability to act of the treasurer, shall receive and safely keep in charge all money, bills, notes, choses in action, securities and similar property belonging to the corporation, and shall do with or disburse the same as directed by the president or the directors; shall keep an accurate account of the finances and business of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required and hold the same open for inspection and examination by the directors; shall give bond in such sum with such security as the directors may require for the faithful performance of the treasurer's duties; shall, upon the expiration of the treasurer's term of office, deliver all money and other property of the corporation in the treasurer's possession or custody to the successor or the president; and shall perform such other duties as from time to time may be assigned by the directors.


                                  ARTICLE FOUR
                                     SHARES

         Section 4.01. Certificates. Certificates evidencing ownership of shares of the corporation shall be issued to those entitled to them. Each certificate evidencing shares of the corporation shall bear a distinguishing number; the signatures of the chairman of the board, the president, or a vice president, and of the secretary or an assistant secretary, or the treasurer or an assistant treasurer (except that when any such certificate is countersigned by an incorporated transfer agent or registrar, such signatures may be facsimile, engraved, stamped or printed); and such recitals as may be required by law. Certificates evidencing shares of the corporation shall be of such tenor and design as the directors may from time to time adopt and may bear such recitals as are permitted by law.

         Section 4.02. Transfers. Where a certificate evidencing a share or shares of the corporation is presented to the corporation or its proper agents with a request to register transfer, the transfer shall be registered as requested if:

                  (A) An appropriate person signs on each certificate so presented or signs on a separate document an assignment or transfer of shares evidenced by each such certificate, or signs a power to assign or transfer such shares, or when the signature of an appropriate person is written without more on the back of each such certificate; and

                  (B) Reasonable assurance is given that the indorsement of each appropriate person is genuine and effective; the corporation or its agents may refuse to register a transfer of shares unless the signature of each appropriate person is guaranteed by a commercial bank or trust company having an office or a correspondent in the City of New York, by a firm having membership in the New York Stock Exchange, or by an "eligible guarantor institution" as defined in Rule 17ad-15 under the Securities Exchange Act of 1934 or any successor rule or regulation; and

                  (C) All applicable laws relating to the collection of transfer or other taxes have been complied with; and

                  (D) The corporation or its agents are not otherwise required or permitted to refuse to register such transfer.

         Section 4.03. Transfer Agents and Registrars. The directors may appoint one or more agents to transfer or to register shares of the corporation, or both.

         Section 4.04. Lost, Wrongfully Taken or Destroyed Certificates. Except as otherwise provided by law, where the owner of a certificate evidencing shares of the corporation claims that such certificate has been lost, destroyed or wrongfully taken, the directors must cause the corporation to issue a new certificate in place of the original certificate if the owner:

                  (A) So requests before the corporation has notice that such original certificate has been acquired by a bona fide purchaser; and

                  (B) Files with the corporation, unless waived by the directors, an indemnity bond, with surety or sureties satisfactory to the corporation, in such sums as the directors may, in their discretion, deem reasonably sufficient as indemnity against any loss or liability that the corporation may incur by reason of the issuance of each such new certificate; and

                  (C) Satisfies any other reasonable requirements which may be imposed by the directors, in their discretion.

         Section 4.05. Uncertificated Shares. Anything contained in this Article Four to the contrary notwithstanding, the directors may provide by resolution that some or all of any or all classes and series of shares of the corporation shall be uncertificated shares, provided that such resolution shall not apply to
(A) shares of the corporation represented by a certificate until such certificate is surrendered to the corporation in accordance with applicable provisions of Ohio law or (B) any certificated security of the corporation issued in exchange for an uncertificated security in accordance with applicable provisions of Ohio law. The rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical, except as otherwise expressly provided by law.


                                  ARTICLE FIVE
                          INDEMNIFICATION AND INSURANCE

         Section 5.01. Indemnification. The corporation shall indemnify any officer or director of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action threatened or instituted by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs), judgments, fines and amounts paid in settlement actually and reasonably incurred by such officer or director in connection with such action, suit or proceeding if such officer or director's act or omission giving rise to any claim for indemnification under this Section 5.01 was not occasioned by such officer or director's intent to cause injury to the corporation or by his or her reckless disregard for the best interests of the corporation, and in respect of any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. It shall be presumed that no act or omission of a person claiming indemnification under this Section 5.01 that gives rise to such claim was occasioned by an intent to cause injury to the corporation or by a reckless disregard for the best interests of the corporation, and with respect to any criminal matter, that the person claiming indemnification had no reasonable cause to believe the conduct was unlawful. The presumption recited in this
Section 5.01 can be rebutted only by clear and convincing evidence, and the termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption.

         Section 5.02. Court-Approved Indemnification. Anything contained in the Regulations or elsewhere to the contrary notwithstanding:

         (A) the corporation shall not indemnify any officer or director of the corporation who was a party to any completed action or suit instituted by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, in respect of any claim, issue or matter asserted in such action or suit as to which he or she shall have been adjudged to be liable for an act or omission occasioned by his or her deliberate intent to cause injury to the corporation or by his or her reckless disregard for the best interests of the corporation, unless and only to the extent that the Court of Common Pleas of Hamilton County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability, and in view of all the circumstances of the case, he or she is fairly and reasonably entitled to such indemnity as such Court of Common Pleas or such other court shall deem proper; and

         (B) the corporation shall promptly make any such unpaid indemnification as is determined by a court to be proper as contemplated by this Section 5.02.

         Section 5.03. Indemnification for Expenses. Anything contained in the Regulations or elsewhere to the contrary notwithstanding, to the extent that an officer or director of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.01, or in defense of any claim, issue or matter therein, he or she shall be promptly indemnified by the corporation against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) actually and reasonably incurred by such officer or director in connection therewith.

         Section 5.04. Determination Required. Any indemnification required under Section 5.01 and not precluded under Section 5.02 shall be made by the corporation only upon a determination that such indemnification is proper in the circumstances because the officer or director has met the applicable standard of conduct set forth in Section 5.01. Such determination may be made only (A) by a majority vote of a quorum consisting of directors of the corporation who were not and are not parties to, or threatened with, any such action, suit or proceeding, or (B) if such a quorum is not obtainable or if a majority of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified, within the past five years, or
(C) by the shareholders, or (D) by the Court of Common Pleas of Hamilton County, Ohio or (if the corporation is a party thereto) the court in which such action, suit or proceeding was brought, if any; any such determination may be made by a court under division (D) of this Section 5.04 at any time (including, without limitation, any time before, during or after the time when any such determination may be requested of, be under consideration by or have been denied or disregarded by the disinterested directors under division (A) or by independent legal counsel under division (B) or by the shareholders under division (C) of this Section 5.04); and no failure for any reason to make any such determination, and no decision for any reason to deny any such determination, by the disinterested directors under division (A) or by independent legal counsel under division (B) or by the shareholders under division (C) of this Section 5.04 shall be evidence in rebuttal of the presumption recited in Section 5.01. Any determination made by the disinterested directors under division (A) or by independent legal counsel under division (B) of this Section 5.04 to make indemnification in respect of any claim, issue or matter asserted in an action or suit threatened or brought by or in the right of the corporation shall be promptly communicated to the person who threatened or brought such action or suit, and within ten (10) days after receipt of such notification such person shall have the right to petition the Court of Common Pleas of Hamilton County, Ohio or the court in which such action or suit was brought, if any, to review the reasonableness of such determination.

         Section 5.05. Advances for Expenses. The provisions of Section 1701.13(E)(5)(a) of the Ohio Revised Code do not apply to the corporation. Expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) incurred in defending any action, suit or proceeding referred to in Section 5.01 shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding to or on behalf of the officer or director promptly as such expenses are incurred by such officer or director, but only if such officer or director shall first agree, in writing:

         (A) to repay all amounts so paid in respect of any claim, issue or other matter asserted in such action, suit or proceeding in defense of which he or she shall not have been successful on the merits or otherwise: if it is proved by clear and convincing evidence in a court of competent jurisdiction that, in respect of any such claim, issue or other matter his or her relevant action or failure to act was occasioned by his or her deliberate intent to cause injury to the corporation or his or her reckless disregard for the best interests of the corporation, unless and only to the extent that the Court of Common Pleas of Hamilton County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite such determination, and in view of all the circumstances, he or she is fairly and reasonably entitled to all or part of such indemnification; and

         (B) to reasonably cooperate with the corporation concerning the action, suit or proceeding.

         Section 5.06. Article Five Not Exclusive. The indemnification provided by this Article Five shall not be exclusive of, and shall be in addition to, any other rights to which any person seeking indemnification may be entitled under the Articles, the Regulations, any agreement, a vote of disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an officer or director of the corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         Section 5.07. Insurance. The corporation may purchase and maintain insurance, or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance, for or on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the obligation or the power to indemnify him or her against such liability under the provisions of this Article Five. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         Section 5.08. Certain Definitions. For purposes of this Article Five, and as an example and not by way of limitation:

         (A) A person claiming indemnification under this Article Five shall be deemed to have been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.01, or in defense of any claim, issue or other matter therein, if such action, suit or proceeding shall be terminated as to such person, with or without prejudice, without the entry of a judgment or order against such person, without a conviction of such person, without the imposition of a fine upon such person and without his or her payment or agreement to pay any amount in settlement thereof (whether or not any such termination is based upon a judicial or other determination of the lack of merit of the claims made against him or her or otherwise results in a vindication of such person); and

         (B) References to an "other enterprise" shall include employee benefit plans; references to a "fine" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" within the meaning of that term as used in this Article Five.

         Section 5.09. Venue. Any action, suit or proceeding to determine a claim for, or for repayment to the corporation of, indemnification under this Article Five may be maintained by the person claiming such indemnification, or by the corporation, in the Court of Common Pleas of Hamilton County, Ohio. The corporation and (by claiming or accepting such indemnification) each such person consent to the exercise of jurisdiction over them by the Court of Common Pleas of Hamilton County, Ohio in any such action, suit or proceeding.


                                   ARTICLE SIX
                                  MISCELLANEOUS

         Section 6.01. Amendments. Except as set forth in the Articles of Incorporation, the Regulations may be amended, or new regulations may be adopted, at a meeting of shareholders held for such purpose, only by the affirmative vote of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation on such proposal, or without a meeting by the written consent of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation on such proposal.

         Section 6.02. Action by Shareholders or Directors Without a Meeting. Anything contained in the Regulations to the contrary notwithstanding, except as provided in Section 6.01, any action which may be authorized or taken at a meeting of the shareholders or of the directors or of a committee of the directors, as the case may be, may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by, all the shareholders who would be entitled to notice of a meeting of the shareholders held for such purpose, or all the directors, or all the members of such committee of the directors, respectively, which writings shall be filed with or entered upon the records of the corporation. A telegram, a cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a shareholder or a director, as the case may be, and that contains an affirmative vote or approval of such shareholder or director is a writing for the purposes of this Section 6.02. The date on which that telegram, cablegram electronic mail, or electronic or other transmission is sent is the date on which the writing is signed.

                                    EXHIBIT C


                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


         PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

o Review and appraise the audit efforts of the Corporation's independent auditors and internal audit and compliance procedures.

o Provide an open avenue of communication among independent auditors, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.


         COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgement as a member of the Committee. Characteristics which would disqualify a director from being independent are as follows:

o Been employed by the Corporation or its affiliates in the current or past three years;

o Accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

o An immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

o Been a partner, controlling shareholder or an executive officer for any for-profit business to which the Corporation made, or from which it received, payments that exceed five percent of the Corporation's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

o Been employed as executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

         All members of the Committee shall have a working familiarity with basic financial and accounting practices, and the Chairman of the Committee shall be financially sophisticated and deemed a financial expert in accordance with applicable rules and regulations.

     The members of the Committee shall be elected by the Board at the annual organization meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


         MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors.


         RESPONSIBILITIES AND DUTIES

Documents/Reports Review

1. Review and update the Audit Committee Charter periodically, as conditions dictate.

2.   Review the Corporation's annual financial statements.

3.   Review internal audit reports from management and management's response.

Independent auditors

4. Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors. The audit
     committee  must  approve  in  advance  all  non-audit   services  from  the
     independent auditors which exceed 5% of the total annual audit fees individually, or in aggregate. On an annual basis, the Committee should review and discuss with the independent auditors all of their significant relationships with the Corporation to determine the auditors' independence. Review the independent auditor's audit plan, discuss scope, staffing, locations, reliance upon management, and internal audit work performed and general audit approach.

5. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

6. Periodically consult with the independent auditors out of the presence of management about the adequacy of internal controls and the accuracy of the Corporation's financial statements. Obtain from the independent auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Corporation and its subsidiaries and review the correction of controls deemed to be deficient. Require and establish procedures for the independent auditor to report to the audit committee all critical accounting policies and practices, alternative treatments of GAAP that have been discussed with management, the ramifications of such treatment and the preferred treatment by the accounting firm, and other material written communication with management, i.e. management letter or schedule of material unadjusted audit differences.

7. Ensure the independent auditor completes a review of interim financial statements before the corporation's Form 10-Q is filed with the SEC. The Chairman and all other members of the Committee shall participate in a review with the independent auditor prior to filing.

Internal Audit Function and Legal Compliance

8. Review and approve the appointment and replacement of the internal audit personnel/firm.

9.   Review  the  budget,  plan,  changes  in  plan,  activities,   organization
     structure, and qualifications of the internal audit personnel, as needed.

10. Review reports prepared by the internal auditor together with management's responses.

Audit Committee Report

11. The Committee will prepare a letter to be included in the proxy statement for the annual meeting which specifically states that the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee report must also include a statement whether, based on the procedures performed, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year. The name of each member of the Audit Committee must appear below the report.

Other Matters

12. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and ensure such complaints are treated confidentially and anonymously.

13. Reporting to the Board of Directors by the Committee following the meetings of the Audit Committee.

14.  Review and approve all related-party transactions.

15.  Maintain minutes of meetings and activities of the Audit Committee.

16.  Perform  any  other   activities   consistent   with  this   Charter,   the
     Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.